                                                                    Exhibit 99.1


INFONAUTICS, INC.
590 North Gulph Road
King of Prussia, Pennsylvania  19046

            PROXY FOR ANNUAL MEETING OF SHAREHOLDERS - AUGUST 3, 2001

     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF INFONAUTICS, INC.

This Proxy is Solicited by the Board of Directors of Infonautics, Inc. for the Annual Meeting of Shareholders to be held on August 3, 2001, at 9:30 a.m. local time, at the Philadelphia Marriott West, Matsonford Road at Front Street, 111 Crawford Avenue, West Conshohocken,
Pennsylvania  19428.

The undersigned having duly received notice of the annual meeting and the joint proxy statement/prospectus therefor, and revoking all prior proxies, hereby appoints David Van Riper Morris and Gerard J. Lewis, Jr., and each of them, proxies, with the powers the undersigned would possess if personally present, and with full power of substitution, to vote all common shares held of record by the undersigned in Infonautics, Inc., upon all subjects that may properly come before the annual meeting, including the matters described in the joint proxy statement/prospectus furnished herewith, subject to any directions indicated on the reverse side of this card. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO DIRECTIONS ARE GIVEN, THE PROXIES WILL BE VOTED IN ACCORD WITH THE DIRECTORS' RECOMMENDATIONS ON THE SUBJECTS LISTED ON THE REVERSE SIDE OF THIS CARD AND AT THEIR DISCRETION ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT THEREOF.

IF YOU DO NOT SIGN AND RETURN A PROXY, OR ATTEND THE ANNUAL MEETING AND VOTE BY BALLOT, YOUR SHARES CANNOT BE VOTED, NOR YOUR INSTRUCTIONS FOLLOWED.

PLEASE SIGN ON THE REVERSE SIDE AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.


--------------------------------------------------------------------------------
                     (DELTA) DETACH PROXY CARD HERE (DELTA)

PROPOSAL 1: APPROVAL OF THE ISSUANCE OF UP TO 60,054,111 SHARES OF
            INFONAUTICS' COMMON STOCK TO THE STOCKHOLDERS OF TUCOWS INC. PURSUANT TO AN AGREEMENT AND PLAN OF MERGER BY AND AMONG INFONAUTICS, TUCOWS INC. AND TAC MERGER SUB
            CORPORATION:

            THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE PROPOSAL.

        FOR  |_|                 AGAINST  |_|            ABSTAIN  |_|

PROPOSAL 2: ADOPTION AND APPROVAL OF AN AMENDMENT AND RESTATEMENT OF
            INFONAUTICS' ARTICLES OF INCORPORATION, THE PRINCIPAL PURPOSE OF WHICH IS TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF INFONAUTICS' COMMON STOCK TO 250,000,000.

            THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE PROPOSAL.

        FOR  |_|                 AGAINST  |_|            ABSTAIN  |_|

PROPOSAL 3: ELECTION OF THE FOLLOWING NOMINEES AS DIRECTORS:  DAVID
            VAN RIPER MORRIS, HOWARD L. MORGAN, BRIAN SEGAL, LLOYD N. MORRISETT AND ISRAEL J. MELMAN.

            THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES.

                           AUTHORITY WITHHELD       Authority withheld for the
        FOR  |_|           FOR ALL NOMINEES  |_|    following only: (write the
                                                    names of the nominees on the
                                                    lines below)


                                                    ---------------------------

                                                    ---------------------------

                                                    ---------------------------

                                                    ---------------------------

PROPOSAL 4: ADOPTION AND APPROVAL OF AN AMENDMENT TO INFONAUTICS' AMENDED AND
            RESTATED 1996 EQUITY COMPENSATION PLAN INCREASING THE AUTHORIZED SHARES THEREUNDER TO 10,000,000.

            THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE PROPOSAL.

        FOR  |_|                 AGAINST  |_|            ABSTAIN  |_|

In their discretion, the Proxy holders are authorized to vote upon such other matters as may properly come before the meeting.

Attendance of the undersigned at the annual meeting or at any adjournment thereof, will not be deemed to revoke this proxy unless the undersigned shall affirmatively indicate at such meeting the intention of the undersigned to revoke said proxy in person. If the undersigned hold(s) any of the shares of Infonautics, Inc. in a fiduciary, custodial or joint capacity or capacities, this proxy is signed by the undersigned in every such capacity, as well as individually.

                                          PLEASE MARK, SIGN, DATE AND PROMPTLY
                                          RETURN THIS PROXY CARD IN THE ENCLOSED
                                          ENVELOPE. Please sign exactly as name
                                          or names appear on this proxy. If
                                          stock is held jointly, each holder
                                          should sign. If signing as attorney,
                                          trustee, executor, administrator,
                                          custodian, guardian or corporate
                                          officer, please give full title.

                                          DATE        ____________________, 2001

                                          SIGNATURE   __________________________

                                          SIGNATURE   __________________________

                                          Votes must be indicated (X) in Black

--------------------------------------------------------------------------------
                     (DELTA) DETACH PROXY CARD HERE (DELTA)